                                                                    Exhibit 99.2

       Unaudited Pro Forma Combined Statements of Operations for the year ended June 30, 2001 and for the six-month period ended December 31, 2001.

         On December 4, 2001, Neoware completed its acquisition of substantially all the assets and certain of the liabilities of Telcom Assistance Center Corporation, a/k/a Activ-e Solutions, a Delaware corporation ("TACC"), in accordance with the Asset Purchase Agreement, dated November 27, 2001, between Neoware and TACC (the "Purchase Agreement"). The assets acquired consisted principally of contract rights, accounts receivable and personal property used in the business of providing managed and professional services, training and products to create server-based computing solutions. Neoware intends to continue to use the assets for similar purposes. Neoware also assumed liabilities which consisted principally of bank debt, trade payables and accrued expenses. Pursuant to the Asset Purchase Agreement, Neoware paid $75,000 in cash, funded with cash on hand, plus 619,101 shares of Neoware's common stock, of which 100,000 shares are being held in an escrow account for 120 days from the date of the closing to satisfy indemnification claims and certain liabilities. Up to an additional 100,000 shares were to be issued upon the satisfaction of certain conditions. The amount and type of consideration was determined on the basis of arm's length negotiations between Neoware and TACC.

         The following presents certain unaudited pro forma combined financial statements of Neoware which were prepared as if the acquisition took place on July 1, 2000. The financial statements give pro forma effect to the shares issued and cash paid in connection with the acquisition. No pro forma balance sheet is included since a balance sheet reflecting the impact of the acquisition was filed by Neoware in its Form 10-Q for the quarter ended December 31, 2001.

         The unaudited pro forma financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results that would have occurred if these transactions had been consummated at the beginning of the periods indicated, nor are they necessarily indicative of any future operating results or financial position. The unaudited pro forma financial statements do not include any adjustments related to any profit improvements or potential costs savings which may result from the transaction.

         The unaudited pro forma combined financial statements reflect preliminary estimates of the allocation of the purchase price that may be adjusted. Management does not expect such adjustments to be material.

                              NEOWARE SYSTEMS, INC.
              UNAUDITED PROFORMA COMBINED STATEMENTS OF OPERATIONS
                       Six Months Ended December 31, 2001

                                                   (a)
                                   Neoware       ACTIV-e          Proforma
                                Systems, Inc    Solutions        Adjustments       Combined
                                ------------    ---------        -----------       --------

Net Revenues                     $11,859,862   $ 2,222,490       $               $14,082,352
Cost of revenues                   6,800,843     1,613,079                         8,413,922
                                 -----------   -----------       -----------     -----------
Gross profit                       5,059,019       609,411              --         5,668,430

OPERATING EXPENSES:

Sales & marketing                  2,525,354       325,538                         2,850,892
Research and development             674,851          --                             674,851
General and administrative         1,184,274       405,084                         1,589,358
                                 -----------   -----------       -----------     -----------
Operating expenses                 4,384,479       730,622              --         5,115,101

Operating income (loss)              674,540      (121,211)             --           553,329

Interest income (expense), net       195,701       (49,681)                          146,020

                                 -----------   -----------       -----------     -----------
Net Income (loss)                $   870,241   $  (170,892)      $      --       $   699,349
                                 ===========   ===========       ===========     ===========

Basic EPS                        $      0.08                                     $      0.06
                                 ===========                                     ===========

Diluted EPS                      $      0.08                                     $      0.06
                                 ===========                                     ===========

Weighted average number of
shares in basic earnings per
share computation                 10,279,762                         619,101(c)   10,898,863
                                 ===========                     ===========     ===========

Weighted average number of
shares in diluted earnings per
share computation                 10,742,097                         619,101(c)   11,361,198
                                 ===========                     ===========     ===========


(a) For the period July 1, 2001 through the acquisition date of December 4, 2001.

(b) The excess purchase price over the net assets acquired has been allocated on a preliminary basis to goodwill. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets", goodwill is no longer amortized. As such, the Company has not recorded a proforma adjustment for amortization of intangible asets.

(c) Represents the effect of the issuance of shares in connection with the acquisition.

                              NEOWARE SYSTEMS, INC.
              UNAUDITED PROFORMA COMBINED STATEMENTS OF OPERATIONS
                            Year Ended June 30, 2001


                                                   (a)
                                   Neoware       ACTIV-e          Proforma
                                Systems, Inc    Solutions        Adjustments        Combined
                                ------------    ---------        -----------       -----------



Net Revenues                    $ 17,654,825    $6,449,094      $               $   24,103,919
Cost of revenues                  11,692,775     4,969,527                          16,662,302
                                ------------    ----------       -----------       -------------
Gross profit                       5,962,050     1,479,567            -              7,441,617

OPERATING EXPENSES:

Sales & marketing                  3,058,008       916,869                           3,974,877
Research and development             955,386          -                                955,386
General and administrative         2,171,280     1,091,790                           3,263,070
Acquisition Costs                    245,839          -                                245,839
                                ------------    ----------       -----------    --------------
Operating expenses                 6,430,513     2,008,659            -              8,439,172

Operating income (loss)             (468,463)     (529,092)           -               (997,555)

Loss on investment                  (812,000)         -                               (812,000)
Interest income (expense), net       771,695      (123,189)                            648,506
                                ------------    ------------     -----------    --------------
Net Income (loss)               $   (508,768)   $ (652,281)      $    -         $   (1,161,049)
                                ============    ==========       ===========    ==============

Basic EPS                             ($0.05)                                           ($0.11)
                                ============                                    ==============

Diluted EPS                           ($0.05)                                           ($0.11)
                                ============                                    ==============

Weighted average number of
shares in basic earnings per
share computation                 10,275,745                         619,101(c)     10,894,846
                                ============                     ===========    ==============

Weighted average number of
shares in diluted earnings per
share computation                 10,275,745                         619,101(c)     10,894,846
                                 ===========                     ===========    ==============


(a)  For the period July 1, 2000 through June 30, 2001.

(b) The excess purchase price over the net assets acquired has been allocated on a preliminary basis to goodwill. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets", goodwill is no longer amortized. As such, the Company has not recorded a proforma adjustment for amortization of intangible asets.

(c) Represents the effect of the issuance of shares in connection with the acquisition.